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                                          EXHIBIT 21, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 1998
                                                   COMMISSION FILE NUMBER 1-3671

                          GENERAL DYNAMICS CORPORATION
                                  SUBSIDIARIES

Subsidiaries of General Dynamics                                                   Place of                           Percent of
Corporation (Parent and Registrant)                                              Incorporation                       Voting Power
-----------------------------------                                              -------------                       ------------
American Overseas Marine Corporation ............................................Delaware.....................................100
      Quincy Maritime Corporation I..............................................Delaware.....................................100
      Quincy Maritime Corporation II.............................................Delaware.....................................100
      Quincy Maritime Corporation III............................................Delaware.....................................100
      Water Transportation Alternatives, Inc.....................................Delaware.....................................100
Bath Iron Works Corporation .....................................................Maine........................................100
Computer Systems & Communications Corporation ...................................Delaware.....................................100
Computing Devices International Employment, Inc. ................................Delaware.....................................100
Concord I Maritime Corporation ..................................................Delaware.....................................100
      Braintree I Maritime Corp. ................................................Delaware.....................................100
Concord II Maritime Corporation .................................................Delaware.....................................100
      Braintree II Maritime Corp. ...............................................Delaware.....................................100
Concord III Maritime Corporation ................................................Delaware.....................................100
      Braintree III Maritime Corp. ..............................................Delaware.....................................100
Concord IV Maritime Corporation .................................................Delaware.....................................100
      Braintree IV Maritime Corp. ...............................................Delaware.....................................100
Concord V Maritime Corporation ..................................................Delaware.....................................100
      Braintree V Maritime Corp. ................................................Delaware.....................................100
Convair Aircraft Corporation ....................................................Delaware.....................................100
Convair Corporation .............................................................Delaware.....................................100
Elco Company, The................................................................New Jersey...................................100
Electric Boat Corporation........................................................Delaware.....................................100
      EB Groton Engineering, Inc.................................................Delaware.....................................100
      EB Groton Operations, Inc..................................................Delaware.....................................100
      EB Newport Engineering, Inc................................................Delaware.....................................100
      EB Quonset Point Operations, Inc...........................................Delaware.....................................100
      Electro Dynamic Corporation................................................Delaware.....................................100
      General Dynamics Power Technology, Inc.....................................Delaware.....................................100
Electrocom, Inc..................................................................Delaware.....................................100
GD Plus S.A.R.L..................................................................France.......................................100
GDIC Corp. ......................................................................Delaware.....................................100
      Computing Devices Canada Ltd...............................................Canada.......................................100
      Computing Devices Company Limited..........................................United Kingdom...............................100
            Computing Devices Hastings Limited...................................United Kingdom...............................100
            Computing Devices Eastbourne Limited.................................United Kingdom...............................100
General Dynamics Advanced Technology Systems, Inc................................Delaware.....................................100
      Caldwell Cable Ventures, Inc...............................................Delaware.....................................100
General Dynamics Armament Systems, Inc...........................................Delaware.....................................100
      General Dynamics Ordnance Systems, Inc.....................................Delaware.....................................100
General Dynamics (C.I.) Limited..................................................Cayman Islands...............................100
General Dynamics Defense Systems, Inc............................................Delaware.....................................100
General Dynamics Foreign Sales Corporation ......................................Virgin Islands...............................100
General Dynamics Information Systems, Inc........................................Delaware.....................................100
General Dynamics International Corporation ......................................Delaware.....................................100


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                                          EXHIBIT 21, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 1998
                                                                          PAGE 2

                          GENERAL DYNAMICS CORPORATION
                                  SUBSIDIARIES

Subsidiaries of General Dynamics                                                    Place of                          Percent of
Corporation (Parent and Registrant)                                              Incorporation                       Voting Power
-----------------------------------                                              -------------                       ------------
General Dynamics Land Systems Inc. ..............................................Delaware.....................................100
      AV Technology, LLC.........................................................Maryland.....................................100
      General Dynamics Amphibious Systems, Inc...................................Delaware.....................................100
      General Dynamics Land Systems Customer Service & Support
        Company .................................................................Texas........................................100
            General Dynamics Support Services Company ...........................Delaware.....................................100
            Global Support Services Company......................................Virgin Islands...............................100
      General Dynamics Land Systems International, Inc. .........................Delaware.....................................100
      G.T. Devices, Inc..........................................................Maryland.....................................100
General Dynamics Limited ........................................................United Kingdom...............................100
General Dynamics Manufacturing Limited ..........................................Canada.......................................100
General Dynamics Marine Services, Inc............................................Delaware.....................................100
General Dynamics Properties, Inc.................................................Delaware.....................................100
General Dynamics Shared Resources, Inc...........................................Delaware.....................................100
Material Service Resources Company...............................................Delaware.....................................100
      Century Mineral Resources, Inc.............................................Illinois.....................................100
      Material Service Corporation...............................................Delaware.....................................100
            EPSP, Inc............................................................Texas........................................100
            Material Service Foundation..........................................Illinois.....................................100
            MLRB, Inc............................................................Illinois.....................................100
            Mineral and Land Resources Corporation...............................Delaware.....................................100
                  MLRT, Inc......................................................Texas........................................100
            Thornton Quarries Corporation........................................Illinois.....................................100
      Freeman Energy Corporation.................................................Delaware.....................................100
            Freeman Resources, Inc...............................................Illinois.....................................100
            Freeman United Coal Mining Company...................................Delaware.....................................100
            Walker Creek Resource Company........................................Delaware.....................................100
NASSCO Holdings Incorporated.....................................................Delaware......................................87
      International Manufacturing Technologies, Inc..............................California...................................100
      NASSCO Funding Corporation.................................................California...................................100
      National Steel and Shipbuilding Company....................................Nevada.......................................100
Patriot I Shipping Corp. ........................................................Delaware.....................................100
Patriot II Shipping Corp. .......................................................Delaware.....................................100
Patriot IV Shipping Corp. .......................................................Delaware.....................................100
S-C 1969 Credit Corporation......................................................New York.....................................100